                           UNDISCOVERED MANAGERS FUNDS

                        Supplement dated July 30, 2002 to
           the Institutional Class Prospectus dated December 28, 2001


         EFFECTIVE AS OF JULY 30, 2002, UNDISCOVERED MANAGERS HIDDEN VALUE FUND WILL CHANGE ITS NAME TO AND BE KNOWN AS UNDISCOVERED MANAGERS MID-CAP VALUE FUND. CONSEQUENTLY, ALL REFERENCES IN THE PROSPECTUS TO UNDISCOVERED MANAGERS HIDDEN VALUE FUND ARE HEREBY REPLACED WITH UNDISCOVERED MANAGERS MID-CAP VALUE FUND.

         THE SECOND AND THIRD PARAGRAPHS IN THE SECTION ENTITLED "UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND - PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 6 OF THE PROSPECTUS ARE HEREBY REPLACED IN THEIR ENTIRETY WITH THE FOLLOWING:

         Under normal circumstances, the Special Small Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of companies with total market capitalizations of $3.5 billion or less at the time of purchase. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy. The Fund is "non-diversified".

         THE FIRST PARAGRAPH IN THE SECTION ENTITLED "UNDISCOVERED MANAGERS REIT FUND - PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 8 OF THE PROSPECTUS IS HEREBY REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

         The REIT Fund seeks to achieve its objective by investing substantially all of its assets, and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of real estate investment trusts ("REITs"), including REITs with relatively small market capitalization. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy. The Fund may invest in both equity REITs and mortgage REITs. Equity REITs take ownership interests in real estate. Mortgage REITs invest in mortgages (loans secured by interests in real estate).

         THE SECTION ENTITLED "UNDISCOVERED MANAGERS SMALL CAP VALUE FUND - PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 10 OF THE PROSPECTUS IS HEREBY REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

         The Small Cap Value Fund seeks to achieve its objective by investing primarily in common stocks of companies with smaller market capitalizations that the Fund's sub-adviser, J.L. Kaplan Associates, LLC ("Kaplan Associates") considers to be undervalued at the time of purchase and to have the potential for long-term capital appreciation.

         In selecting stocks for the Small Cap Value Fund, Kaplan Associates will consider, among other things, the issuer's earning power and the value of the issuer's assets.

         Under normal circumstances, the Small Cap Value Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of companies with total market capitalizations of $3.5 billion or less at the time of purchase. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy.

         THE SECTION ENTITLED "UNDISCOVERED MANAGERS MID-CAP VALUE FUND [FORMERLY, UNDISCOVERED MANAGERS HIDDEN VALUE FUND] - PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 12 OF THE PROSPECTUS IS HEREBY REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

         The Mid-Cap Value Fund seeks to achieve its objective by investing primarily in common stocks of companies with medium capitalizations that the Fund's sub-adviser, Kaplan Associates, considers to be undervalued at the time of purchase and to have the potential for long-term capital appreciation.

         In selecting stocks for the Mid-Cap Value Fund, Kaplan Associates will consider, among other things, the issuer's earning power and the value of the issuer's assets.

         Under normal circumstances, the Mid-Cap Value Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of companies with total market capitalizations of between $1.2 billion and $12.5 billion at the time of purchase. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy.

         THE SECOND PARAGRAPH IN THE SECTION ENTITLED "UM SMALL CAP GROWTH FUND
- PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 14 OF THE PROSPECTUS IS HEREBY REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

         Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of companies with total market capitalizations of $2.5 billion or less at the time of purchase. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy.

         THE SECTION ENTITLED "UM MERGER & ACQUISITION FUND - PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 15 OF THE PROSPECTUS IS HEREBY REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

         The Merger & Acquisition Fund seeks to achieve its objective by investing primarily in stocks of companies that have either recently made or received purchase or merger offers from other publicly traded companies or have publicly announced they are pursuing "strategic alternatives". Kaplan Associates, the

         Fund's sub-adviser, believes companies that have received buyout offers are not necessarily efficiently priced by the market due to a variety of factors.

         Kaplan Associates will potentially invest in companies of all different sizes, as well as companies across different industries and sectors. When selecting investments, Kaplan Associates will analyze the probability of the transaction closing, the intrinsic value of both the acquirer and target in a stock transaction, the time value of money during the period between announcement and potential closing and the regulatory issues involved. There are no assurances that any company in which the Fund invests will in fact be involved in a merger, that a merger in which any such company proposes to engage will in fact take place, that any merger in which any such company is involved will be successful, or that the stock price of any such company will be favorably influenced by such activity. In the event that a company in which the Fund invests is involved in a merger or other transaction in which such company or its shareholders receive stock of another company as a result of the transaction, then it is possible that the stock received and subsequently held by the Fund may be stock of a company in which the Fund would not otherwise have invested, including stock of a foreign company.

         Under normal circumstances, the Merger & Acquisition Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of companies that at the time of purchase have either recently made or received purchase or merger offers from other publicly traded companies or have publicly announced they are pursuing "strategic alternatives". The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy.

         THE FOURTH PARAGRAPH IN THE SECTION ENTITLED "UM INTERNATIONAL SMALL CAP EQUITY FUND - PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 18 OF THE PROSPECTUS IS HEREBY REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

         Under normal circumstances, the International Small Cap Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers with total market capitalizations of $2.5 billion or less at the time of purchase. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy.


         BAY ISLE FINANCIAL LLC, THE SUB-ADVISER OF UNDISCOVERED MANAGERS REIT FUND, HAS CHANGED ITS ADDRESS TO 475 14TH STREET, SUITE 550, OAKLAND, CALIFORNIA 94612, AND NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC., THE SUB-ADVISER OF UM INTERNATIONAL EQUITY FUND AND UM INTERNATIONAL SMALL CAP EQUITY FUND, HAS CHANGED ITS ADDRESS TO 437 MADISON AVENUE, 22ND FLOOR, NEW YORK, NY 10022.

                           UNDISCOVERED MANAGERS FUNDS

                        Supplement dated July 30, 2002 to
              the Investor Class Prospectus dated December 28, 2001


         THE SECTION ENTITLED "UNDISCOVERED MANAGERS SMALL CAP VALUE FUND - PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 6 OF THE PROSPECTUS IS HEREBY REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

         The Small Cap Value Fund seeks to achieve its objective by investing primarily in common stocks of companies with smaller market capitalizations that the Fund's sub-adviser, J.L. Kaplan Associates, LLC ("Kaplan Associates") considers to be undervalued at the time of purchase and to have the potential for long-term capital appreciation.

         In selecting stocks for the Small Cap Value Fund, Kaplan Associates will consider, among other things, the issuer's earning power and the value of the issuer's assets.

         Under normal circumstances, the Small Cap Value Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of companies with total market capitalizations of $3.5 billion or less at the time of purchase. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy.

         THE SECOND PARAGRAPH IN THE SECTION ENTITLED "UM SMALL CAP GROWTH FUND
- PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 8 OF THE PROSPECTUS IS HEREBY REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

         Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of companies with total market capitalizations of $2.5 billion or less at the time of purchase. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy.

         NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC., THE SUB-ADVISER OF UM INTERNATIONAL EQUITY FUND, HAS CHANGED ITS ADDRESS TO 437 MADISON AVENUE, 22ND FLOOR, NEW YORK, NY 10022.

                          [UNDISCOVERED MANAGERS LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 28, 2001
                          As amended on July 30, 2002
                                       for

                  UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
                   UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
                  UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND
                         UNDISCOVERED MANAGERS REIT FUND
                   UNDISCOVERED MANAGERS SMALL CAP VALUE FUND
                     UNDISCOVERED MANAGERS HIDDEN VALUE FUND
                            UM SMALL CAP GROWTH FUND
                          UM MERGER & ACQUISITION FUND
                          UM INTERNATIONAL EQUITY FUND
                     UM INTERNATIONAL SMALL CAP EQUITY FUND

                                Each a Series of

                           UNDISCOVERED MANAGERS FUNDS


This Statement of Additional Information ("SAI") is not a prospectus but contains information that may be useful to investors that is not included in the relevant Prospectus. This SAI relates to the Undiscovered Managers Funds' Institutional Class Prospectus dated December 28, 2001 and the Undiscovered Managers Funds' Investor Class Prospectus dated December 28, 2001, of the series of Undiscovered Managers Funds listed above (the "Funds" and each a "Fund"), and is only authorized for distribution when accompanied or preceded by the relevant Prospectus. If a Fund offers shares in more than one Prospectus, each reference to the "Prospectus" in this SAI shall include all of such Fund's prospectuses unless otherwise noted. This SAI should be read together with the applicable Prospectus. A free copy of the applicable Prospectus may be obtained by calling 1-888-242-3514 or by sending a request to Undiscovered Managers Funds, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201.

Certain disclosure has been incorporated by reference from the Funds' annual report to shareholders. The Funds' annual report to shareholders may be obtained, without charge, by calling 1-888-242-3514.

                                TABLE OF CONTENTS

Organization and Classification...................................................................................3
Investment Objectives, Policies and Restrictions..................................................................3
Additional Description of Investments, Investment Practices and Risks.............................................5
Management of the Trust...........................................................................................8
Ownership of Shares of the Funds.................................................................................11
Investment Advisory and Other Services...........................................................................17
Portfolio Transactions and Brokerage.............................................................................25
Description of the Trust.........................................................................................27
Additional Purchase and Redemption Information...................................................................30
Net Asset Value..................................................................................................33
Income Dividends, Capital Gain Distributions and Tax Status......................................................34
Calculation of Total Return......................................................................................37
Performance Comparisons..........................................................................................42
Financial Statements.............................................................................................45
Appendix A--Publications That May Contain Fund Information......................................................A-1
Appendix B--Advertising and Promotional Literature..............................................................B-1

                         ORGANIZATION AND CLASSIFICATION

Undiscovered Managers Funds (the "Trust") is an open-end management investment company organized under the laws of Massachusetts as a Massachusetts business trust by an Agreement and Declaration of Trust dated September 29, 1997 (as amended, the "Declaration of Trust"). The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. The Trustees of the Trust may, without shareholder approval, divide the shares of any series into multiple classes of shares having such preferences and special or relative rights and privileges as the Trustees of the Trust determine. Each Fund is a series of the Trust.

Each Fund is a "diversified" fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), except for Undiscovered Managers REIT Fund (the "REIT Fund") and Undiscovered Managers Special Small Cap Fund (the "Special Small Cap Fund"), which are "non-diversified." With respect to 75% of its assets, a diversified fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities) while the remaining 25% of its total assets are not subject to such restriction. A non-diversified fund is restricted with respect to 50% of its total assets from investing more than 5% of its total assets in the securities of any one issuer (except U.S. government securities), and with respect to the remaining 50% of its total assets, it is restricted from investing more than 25% of its total assets in the securities of any one issuer. A non-diversified fund may invest a greater percentage of its total assets in securities of individual issuers, or may invest in a smaller number of different issuers, than a diversified fund. Accordingly, a non-diversified fund is more susceptible to risks associated with particular issuers than a diversified fund.


                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective and policies of each Fund are summarized in the Prospectus under "The Funds." The investment policies of each Fund set forth in the Prospectus and in this SAI may be changed by the Fund's adviser, subject to review and approval by the Trust's Board of Trustees, without shareholder approval except that any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which in the Prospectus and this SAI means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Any notice required to be delivered to shareholders of a Fund for the purpose of announcing an intended change in a non-fundamental policy of the Fund (as described in this Statement of Additional Information or in the Fund's Prospectus) will be provided in plain English in a separate written document. Each such notice will contain, in bold-faced type and placed prominently in the document, the following statement: "Important Notice Regarding Change in Investment Policy." This statement will also appear on the envelope in which such notice is delivered, or, if the notice is delivered separately from other communications to investors, either on the notice or on the envelope in which the notice is delivered.


INVESTMENT RESTRICTIONS--ALL FUNDS

The following investment restrictions are fundamental policies of Undiscovered Managers Behavioral Growth Fund (the "Behavioral Growth Fund"), Undiscovered Managers Behavioral Value Fund (the "Behavioral Value Fund"), the Special Small Cap Fund, the REIT Fund, Undiscovered Managers Small Cap Value Fund (the "Small Cap Value Fund"), Undiscovered Managers Hidden Value Fund (the "Hidden Value Fund"), UM Merger & Acquisition Fund (the "Merger & Acquisition Fund"), UM Small Cap Growth Fund (the "Small Cap Growth Fund"), UM International Equity Fund (the "International Equity Fund") and UM International Small Cap Equity Fund (the "International Small Cap Equity Fund").

Each Fund will not:

1. Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options, and may enter into swap agreements, foreign exchange contracts and other financial transactions not involving physical commodities.

5. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

6. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry; except that the REIT Fund will invest more than 25% of its total assets in securities issued by real estate investment trusts (as defined in the Internal Revenue Code of 1986 (the "Code")).

7. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

Although the Funds are permitted to borrow money to a limited extent, no Fund currently intends to do so.

In addition to the foregoing fundamental investment restrictions, it is contrary to each Fund's present policy, which may be changed without shareholder approval, to:

Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments will apply at the time of the making of an investment (except for the non-fundamental restriction set forth in the immediately preceding paragraph) and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

                     ADDITIONAL DESCRIPTION OF INVESTMENTS,
                         INVESTMENT PRACTICES AND RISKS

The following is an additional description of certain investments, investment practices and risks of certain of the Funds.

REPURCHASE AGREEMENTS

Any assets of the Funds not invested in common stocks or other equity securities will generally be held in the form of cash or in repurchase agreements. Under a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. If the seller fails to repurchase the securities, the Fund has rights to sell the securities to third parties. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the subject of the agreement. Repurchase agreements afford an opportunity for the Fund to earn a return on available cash at relatively low credit risk, although the Fund may be subject to various delays and risks of loss if the seller fails to meet its obligation to repurchase. The staff of the Securities and Exchange Commission is currently of the view that repurchase agreements maturing in more than seven days are illiquid securities.

LOANS OF SECURITIES

Each Fund may lend its portfolio securities, provided that cash or equivalent collateral equal to at least 100% of the market value of the securities loaned is continuously maintained by the borrower with the Fund. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. It is not currently anticipated that any Fund will have on loan at any given time securities totaling more than one-third of its net assets. A Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may be insufficient to cover the securities loaned as a result of an increase in the value of the securities or decline in the value of the collateral.

LEVERAGE

Although it is not the current intention of any of the Funds to engage in borrowing, each Fund may borrow money provided that the total amount borrowed and outstanding at the time the borrowing is made does not exceed 33 1/3% of the value of such Fund's total assets (not including the amount borrowed). The use of leverage through borrowing creates an opportunity for increased net income, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The intent of using leverage would be to provide the holders of a Fund's shares with a potentially higher return. Leverage creates risks for a Fund, including the likelihood of greater volatility of the net asset value and market price of the Fund's shares. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, a Fund's return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to a Fund will be less than if leverage had not been used, and therefore the amounts available for distribution to such Fund's shareholders as dividends and other distributions will be reduced or eliminated. In the latter case, a Fund's sub-adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which a Fund is using leverage, the fees paid by such Fund to Undiscovered Managers, LLC ("Undiscovered Managers"), for investment advisory and administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including the amount borrowed.

FOREIGN CURRENCY TRANSACTIONS

Each of the International Equity and the International Small Cap Equity Funds (the "International Funds") may engage in foreign currency exchange transactions. The International Funds may (i) purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate, (ii) enter into negotiated contracts to purchase or sell foreign currencies at a future date ("forward contracts"), (iii) purchase and sell standardized, exchange-traded foreign currency futures contracts and (iv) purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

The precise matching of the amounts of foreign currency exchange transactions and the value of any related portfolio securities will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, in cases where a Fund seeks to protect the value of portfolio securities through a foreign currency hedging transaction, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

Foreign currency transactions that are intended to hedge the value of securities a Fund owns or contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities. Rather, such currency transactions simply establish a rate of exchange which can be used at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a change in the value of the currency involved, they tend to limit any potential gain that might result from the increase in the value of such currency.

FOREIGN CURRENCY CONVERSION

Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

CURRENCY FORWARD AND FUTURES CONTRACTS

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts traded in the interbank market are negotiated directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts are traded on futures exchanges.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a date selected in accordance with exchange rules in a predetermined month. Forward contracts may be in any amounts agreed upon by the parties rather than standardized amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on an exchange; a clearing corporation associated with the exchange typically assumes responsibility for closing out such contracts. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. It may therefore be more difficult to effect a closing transaction with respect to a forward contract than with respect to a futures contract.

Positions in foreign currency futures contracts may be closed out only on an exchange that provides a secondary market in such contracts. Although the Funds intend to purchase or sell foreign currency futures contracts only on exchanges where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.

Each International Fund will maintain cash or liquid securities eligible for purchase by such Fund in a segregated account with the Fund's custodian in an amount at least equal to (i) the difference between the current value of such Fund's liquid holdings that settle in the relevant currency and such Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

FOREIGN CURRENCY OPTIONS

Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are listed on several exchanges. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

For a discussion of tax considerations relating to foreign currency transactions, see "Income Dividends, Capital Gain Distributions and Tax Status" below.


                             MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Trustees of the Trust may determine, Undiscovered Managers, the Funds' investment adviser, has responsibility for the management of the Funds' affairs. Each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of Undiscovered Managers and the Trustees of the Trust.

The Trustees and officers of the Trust, their ages, addresses and principal occupations during the past five years are as follows:

*MARK P. HURLEY (43)--Trustee and President. Chief Executive Officer of Undiscovered Managers since September, 1997; formerly Managing Director of Merrill Lynch & Company from February, 1996 to January, 1997; formerly Vice President of Goldman, Sachs & Co. from August, 1992 to February, 1996.

ROGER B. KEATING (40)--Trustee.; 22000 AOL Way - 46A:A01, Dulles, Virginia 20166; Senior Vice President of America On Line since December, 2000; President and Chief Executive Officer of Zatso (formerly known as ReacTV), an online news broadcasting firm, from March, 1998 to November, 2000; Senior Vice President of Online Division of Comcast Cable Communications from May, 1996 to March, 1998; Area Vice President and General Manager of West Florida area of Comcast Cable Communications from August, 1993 to May, 1996.

MATTHEW J. KILEY (39)--Trustee. 849 Foxfield Road, Lower Gwynedd, Pennsylvania 19002; self-employed; formerly Executive Vice President of Campus Services at ARAMARK from May, 1998 to October, 1999 and Executive Vice President of Sports and Entertainment and Vice President of Global Food and Support Services at ARAMARK Corp. from September, 1996 to May, 1998; formerly Manager at McKinsey & Company from January, 1990 to September, 1996.

ROBERT P. SCHMERMUND (46)--Trustee. 900 19th Street, N.W., Suite 400, Washington, D.C. 20006; Communications Director of America's Community Bankers since January, 1993.

PATRICIA L. DUNCAN (39)--Secretary and Treasurer. Vice President-Fund Operations of Undiscovered Managers since January, 2000; Registered Marketing Administrator of Undiscovered Managers from December, 1997 to January, 2000; Executive Secretary at Prentiss Properties Trust from April, 1994 to December, 1997.

----------------

* Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust or of Undiscovered Managers.

The address of each Trustee and officer of the Trust affiliated with Undiscovered Managers is Plaza of the Americas, 700 North Pearl Street, Dallas, Texas 75201.

In addition to being members of the Board of Trustees of the Trust, each of Roger B. Keating, Matthew J. Kiley and Robert P. Schmermund are also members of the Trust's Audit Committee. The duties and functions of the Audit Committee include (i) oversight of the Funds' accounting and financial reporting policies and practices, the Funds' internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversight of the quality and objectivity of the Funds' financial statements and the independent audit thereof, and (iii) acting as liaison between the Funds' independent auditors and the full Board of Trustees. Each of the Trustees of the Trust are also trustees of UM Investment Trust.

The Trust pays no compensation to any of its officers or to the Trustees of the Trust listed above who are officers or employees of Undiscovered Managers. Each Trustee who is not an officer or employee of Undiscovered Managers is compensated at the rate of $10,000 per annum. The Trust provides no pension or retirement benefits to the Trustees but has adopted a deferred payment arrangement under which each Trustee who is to receive fees from the Trust may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in one or more of the Funds on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

The following table sets forth information covering the total compensation paid (or deferred in lieu of current payment) by the Trust during its fiscal year ended August 31, 2001 to the persons who served as Trustees of the Trust during such period:

                                                                     TOTAL COMPENSATION
                              AGGREGATE COMPENSATION                   FROM TRUST AND
      PERSON                        FROM TRUST                         FUND COMPLEX*
      ------                  ----------------------                 -----------------
Mark P. Hurley                      $     0                                $     0
Roger B. Keating                    $10,000(1)                             $10,000
Matthew J. Kiley                    $10,000                                $10,000
Robert P. Schmermund                $10,000                                $10,000

-----------

* No Trustee received any compensation from any mutual fund affiliated with Undiscovered Managers, other than the Trust, during such period.

(1) Roger B. Keating deferred receipt of $10,000 of such compensation pursuant to the fee deferral arrangements described above.

                        OWNERSHIP OF SHARES OF THE FUNDS

As of November 30, 2001, the following persons or entities held more than 25% of the outstanding shares of a Fund, and as a result, may be deemed to "control" such Fund as that term is defined in the 1940 Act.

         FUND                               NAME                                           % OWNERSHIP
         ----                               ----                                           -----------
Behavioral Growth Fund                      None

Behavioral Value Fund                       None

Special Small Cap Fund                      Northern Trust TTE                                53.45%
                                            FBO Pechiney Plastic Packaging Inc.
                                            Acct # 22-03100
                                            PO Box  92956
                                            Chicago, Il  60675

REIT Fund                                   None

Small Cap Value Fund                        None

Hidden Value                                Fund NFSC FEBO # U19-013250                       60.21%
                                            Firststar Bank FBO
                                            Hebrew Union Endowment Fund
                                            PO Box 1787
                                            Mutual Funds, 9th Floor
                                            Milwaukee, WI 53201

Small Cap Growth Fund                       None

Merger & Acquisition Fund                   Undiscovered Managers, LLC                       100.00%
                                            700 North Pearl Street, Suite 1625
                                            Dallas, TX  75201

International Equity Fund                   None

International Small Cap Equity Fund         Forbank & Co.                                     42.09%
                                            c/o Bankers Trust Co.
                                            P.O. Box 704
                                            Church Street Station
                                            New York, NY 10008

                           INSTITUTIONAL CLASS SHARES

As of November 30, 2001, to the Trust's knowledge, the following persons or entities owned of record and/or beneficially 5% or more of the outstanding Institutional Class shares of the following Funds:

             FUND                                   NAME AND ADDRESS                     % OWNERSHIP
             ----                                   ----------------                     -----------
   Behavioral Growth Fund               Charles Schwab & Co. Inc.                            32.00%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

                                        Fidelity Investments Institutional                   29.30%
                                        Operations Inc., as agent for certain
                                        employee benefit plans
                                        100 Magellan Way
                                        Covington, KY 41045-0000

                                        Bankers Trust Co. Trustee                             5.08%
                                        FBO The Clorox Co. Master
                                        Retirement Trust Emp Benefit Trust
                                        U/A DTD 7/1/85
                                        3rd South Grand Avenue, 40th Floor
                                        Los Angeles, CA 90071

   Behavioral Value Fund                Charles Schwab & Co. Inc.                            63.46%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA 94104

                                        The Columbus Fund  Limited                            9.04%
                                        C/O Moore Stephen INTL Services
                                        PO Box 3186 Abbot Building
                                        Main Street
                                        Tortola, British Vir

   Special Small Cap Fund               Northern Trust TTE                                   53.45%
                                        FBO Pechiney Plastic Packaging Inc.
                                        Acct # 22-03100
                                        PO Box 92956
                                        Chicago, Il  60675

                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------
                                        Charles Schwab & Co. Inc.                            30.91%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

   REIT Fund                            Charles Schwab & Co. Inc.                            62.16%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA 94104

                                        Donaldson Lufkin Jenrette                            12.19%
                                        Securities Corporation Inc.
                                        PO Box 2052
                                        Jersey City, NJ  07303-9998

                                        National Investor Services Corp.                     11.81%
                                        For the Exclusive Benefit of Our
                                        Customers
                                        55 Water Street, 32nd Floor
                                        New York, NY  10041

   Small Cap Value Fund                 Charles Schwab & Co. Inc.                            38.18%
                                        Special Cust. A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

                                        Donaldson Lufkin Jenrette                            10.58%
                                        Securities Corporation Inc.
                                        PO Box 2052
                                        Jersey City, NJ  07303-9998

                                        Fidelity Investments Institutional                   10.34%
                                        Operations Inc., as agent for certain
                                        employee benefit plans
                                        100 Magellan Way
                                        Covington, KY 41045-0000

                                        National Investors Service Corporation                6.11%
                                        For The Exclusive Benefit of Our
                                        Customers
                                        55 Water St. 32nd Floor
                                        New York, NY  10041-3299

            FUND                                  NAME AND ADDRESS                         % OWNERSHIP
            ----                                  ----------------                         -----------
   Hidden Value Fund                    NFSC FEBO  # U19-013250                              60.21%
                                        Firststar Bank FBO
                                        Hebrew Union Endowment Fund
                                        PO Box 1787
                                        Mutual Funds, 9th Floor
                                        Milwaukee, WI  53201

                                        Provident Bank                                       16.72%
                                        PO Box 691198
                                        Cincinnati, OH  45269-1198

                                        NFSC FEBO  # U19-013269                               5.71%
                                        Firststar Bank FBO
                                        HUC-Pooled Endowment Income Only
                                        PO Box 1787
                                        Mutual Funds, 9th Floor
                                        Milwaukee, WI  53201

   Small Cap Growth Fund                Donaldson Lufkin Jenrette                            36.52%
                                        Securities Corporation Inc.
                                        PO Box 2052
                                        Jersey City, NJ  07303-9998

                                        1st Source Bank Trustee                              12.93%
                                        Memorial Health System Employees'
                                        Pension Plan
                                        U/A DTD 11/04/82
                                        615 North Michigan Street
                                        South Bend, IN  46601

                                        Burlington Bank and Trust Custodian                  11.15%
                                        FBO The Great River Foundation, Inc.
                                        Attn: Trust Dept.
                                        P.O. Box 728
                                        Burlington, IA  52601

                                        All First Trust Company                               7.30%
                                        FBO Mercersburg Academy
                                        Attn. Securities Processing 109-911
                                        PO Box 1596
                                        Baltimore, MD  21203

                                        BNY Clearing Services LLC                             7.25%
                                        A/C 8673-5121
                                        Wendel & Co. 659498
                                        111 East Kilbourn Avenue
                                        Milwaukee, WI  53202

              FUND                             NAME AND ADDRESS                           % OWNERSHIP
              ----                             ----------------                           -----------
                                        BNY Clearing Services LLC                             6.53%
                                        A/C 8673-5119
                                        Wendel & Co. 341714
                                        111 East Kilbourn Avenue
                                        Milwaukee, WI  53202

                                        Union Bank TR Nominee                                 5.23%
                                        FBO OR Shakespeare-Mazama
                                        A/C# 6739562404
                                        P.O. Box 85484
                                        San Diego, CA  92186

   Merger & Acquisition Fund            Undiscovered Managers, LLC                          100.00%
                                        700 North Pearl Street
                                        Suite 1625
                                        Dallas, TX  75201

   International Equity Fund            Charles Schwab & Co. Inc.                            67.38%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn.  Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

                                        National Investors Service Corporation               11.92%
                                        For the Exclusive Benefit of Our
                                        Customers
                                        55 Water St. 32nd Floor
                                        New York, NY  10041-3299

   International Small Cap Equity       Forbank & Co.                                        42.09%
   Fund                                 c/o Bankers Trust Co.
                                        PO Box 704
                                        Church St. Station
                                        New York, NY  10008

                                        Charles Schwab & Co. Inc                             39.29%
                                        Special Cust. A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

                                        National Investors Service Corporation                7.44%
                                        For the Exclusive Benefit of Our
                                        Customers
                                        55 Water St. 32nd Floor
                                        New York, NY  10041-3299

                              INVESTOR CLASS SHARES

As of November 30, 2001, to the Trust's knowledge, the following persons or entities owned of record and/or beneficially 5% or more of the outstanding Investor Class shares of the following Funds:

           FUND                                  NAME AND ADDRESS                        % OWNERSHIP
           ----                                  ----------------                        -----------
  Behavioral Growth Fund               Fidelity Investments Institutional                   73.94%
                                       Operations Inc.
                                       As Agent for Certain Employee
                                       Benefit Plans
                                       100 Magellan Way
                                       Covington, KY 41045-0000

  Small Cap Value Fund                 Charles Schwab & Co. Inc.                            85.79%
                                       Special Cust A/C
                                       FBO Exclusive Benefit of Customers
                                       Attn. Mutual Funds
                                       101 Montgomery St.
                                       San Francisco, CA  94104

As of November 30, 2001, the Behavioral Value Fund, the International Equity Fund and the Small Cap Growth Fund had no outstanding Investor Class shares.


                       OWNERSHIP BY TRUSTEES AND OFFICERS

As of November 30, 2001, the Trustees and officers of the Trust owned beneficially less than 1% of the shares of each class of each Fund, except for Institutional Class shares of the following Funds, which represent the following percentage ownership of Institutional Class shares of such Funds:

       FUND                              SHARES               % OWNERSHIP
       ----                            ----------             -----------
Special Small Cap Fund                 18,374.648                1.32%
Hidden Value Fund                       8,228.186                1.82%

None of the foregoing amounts include amounts owned by Undiscovered Managers, of which Mr. Hurley, a Trustee and the President of the Trust, may be deemed to be a controlling person.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER AND SUB-ADVISERS

As described in the Prospectus, Undiscovered Managers is the investment adviser of each Fund and as such, has responsibility for the management of each Fund's affairs, under the supervision of the Trust's Board of Trustees. Each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of Undiscovered Managers and the Board of Trustees. See "The Funds" in the Prospectus. Undiscovered Managers is a limited liability company organized under the laws of Delaware. Mark P. Hurley and John E. McCaw, a controlling member of Orca Bay Partners, LLC, a private equity investment firm and the managing member of The Tahoma Fund, LLC and the Tahoma Fund B, LLC, record owners of Undiscovered Managers, LLC, each own beneficially more than 25% of the voting securities of Undiscovered Managers and therefore may be regarded to control Undiscovered Managers for purposes of the 1940 Act. Mark P. Hurley is a Trustee and the President of the Trust as well as the Chairman and Chief Executive Officer and a controlling member of Undiscovered Managers, and Patricia L. Duncan is the Secretary and Treasurer of the Trust as well as Vice President-Fund Operations of Undiscovered Managers. Undiscovered Managers is further affiliated with the Merger & Acquisition Fund through its ownership as of November 30, 2001, of 100% of the outstanding shares of that Fund.

Under each Fund's advisory agreement with Undiscovered Managers, Undiscovered Managers is entitled to fees, payable at least quarterly, of a certain percentage of the average daily net asset value of such Fund. Such fees are paid by each class of shares of the relevant Fund based upon the average daily net assets of such class. For a description of such fees, see "The Funds -- The Funds' Management" in the Prospectus. During the Trust's fiscal years ended August 31, 1999, August 31, 2000 and August 31, 2001, the advisory fees incurred by the Funds to Undiscovered Managers pursuant to the relevant advisory agreement (before giving effect to expense reductions under the expense deferral arrangements described below), and the amount of expense reductions under the expense deferral arrangements relating to the advisory fee, were as follows:

                                 FISCAL YEAR ENDED             FISCAL YEAR ENDED              FISCAL YEAR ENDED
                                  AUGUST 31, 1999               AUGUST 31, 2000                AUGUST 31, 2001
                            ---------------------------    --------------------------    --------------------------
                                              EXPENSE                       EXPENSE                        EXPENSE
FUND                        ADVISORY FEE     REDUCTION     ADVISORY FEE    REDUCTION     ADVISORY FEE     REDUCTION
----                        ------------     ----------    ------------    ----------    ------------    ----------
Behavioral Growth Fund        $  376,813     $  218,521     $1,971,850     $  294,092     $1,598,608     $  217,717
Behavioral Value Fund         $   10,202     $   63,138     $  113,164     $   99,517     $  297,237     $   81,960
Special Small Cap Fund        $  155,906     $   28,586     $  117,614     $   34,542     $  313,133     $   70,179
REIT Fund                     $  182,364     $  100,455     $  319,695     $  154,769     $  663,384     $  149,106
Small Cap Value Fund          $  183,573     $  130,092     $  293,588     $  143,105     $  576,816     $  159,514
Hidden Value Fund             $   19,851     $   96,729     $   33,672     $   99,400     $   52,843     $   93,551
Small Cap Growth Fund                -0-*           -0-*           -0-*           -0-*    $  186,900     $  123,323
Merger & Acquisition Fund             0-*           -0-*           -0-*           -0-*    $    1,793     $   37,800
International Equity Fund     $   28,069     $   63,367     $  111,269     $  106,705     $   94,256     $   98,141
International Small Cap
   Equity Fund                $   38,928     $   71,972     $  158,914     $   80,494     $  184,864     $   62,431

-------------

* The Small Cap Growth Fund and the Merger & Acquisition Fund did not commence operations until October 2, 2000.

The advisory fee payable by the Special Small Cap Fund varies depending on the Fund's investment performance. For a description of such fee rate and an example of such rate at various levels of performance see "The Funds -- The Funds' Management" in the Prospectus.

As described in the Prospectus, Undiscovered Managers has contractually agreed to certain arrangements to limit each Fund's expenses. See "Trust Expenses" below.

Each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser. Effective January 1, 2002, Nordea Securities, Inc., the sub-adviser of the International Equity Fund and the International Small Cap Equity Fund will be reorganized so that Nordea Investment Management North America, Inc. will be the sub-adviser of such Funds. In addition, it is expected that Bay Isle Financial Corporation, the sub-adviser of the REIT Fund, will be reorganized into a limited liability company in January, 2002, and that such reorganized entity, to be named Bay Isle Financial LLC, will be the sub-adviser to such Fund as of the effectiveness of such reorganization.

Each of the sub-advisers, except Nordea Securities, Inc. (and effective January 1, 2002, Nordea Investment Management North America, Inc.), is regarded for purposes of the 1940 Act as being controlled by the following persons, each of whom is a principal of the firm and owns more than 25% of the voting securities of the firm: Russell J. Fuller (Fuller & Thaler Asset Management, Inc.); David
J. Steirman and Abbott J. Keller (Kestrel Investment Management Corporation); Gary G. Pollock and William F.K. Schaff (Bay Isle Financial Corporation); James
L. Kaplan (J.L. Kaplan Associates, LLC); and Ronald A. Sauer (Mazama Capital Management, Inc.). Notwithstanding the foregoing information relating to the controlling parties of Bay Isle Financial Corporation, effective as of December 31, 2001, Bay Isle Financial Corporation, and no later than the effectiveness of the reorganization described above, Bay Isle Financial LLC, the limited liability company into which Bay Isle Financial Corporation will be reorganized, will be regarded for purposes of the 1940 Act as being controlled by Stillwell Financial Inc., a publicly traded financial services company. Nordea Securities, Inc. and Nordea Investment Management North America, Inc., are regarded for purposes of the 1940 Act as being controlled by Nordea PLC, a publicly traded financial services holding company in Denmark.

Under each sub-advisory agreement relating to the Funds between Undiscovered Managers and such Fund's sub-adviser, the sub-adviser is entitled to fees, payable at least quarterly by Undiscovered Managers out of the fees Undiscovered Managers receives, of a certain percentage of the average daily net asset value of such Fund. For a description of such fees, see "The Funds -- The Funds' Management" in the Prospectus. During the Trust's fiscal years ended August 31, 1999, August 31, 2000 and August 31, 2001, Undiscovered Managers paid the following amounts as sub-advisory fees to the following sub-advisers pursuant to the relevant sub-advisory agreements:

                                                                    SUB-ADVISORY FEE      SUB-ADVISORY FEE       SUB-ADVISORY FEE
         FUND                         SUB-ADVISER                  FOR FISCAL YEAR 1999  FOR FISCAL YEAR 2000  FOR FISCAL YEAR 2001
         ----                         -----------                  --------------------  --------------------  --------------------
Behavioral Growth Fund      Fuller & Thaler Asset Management, Inc.        $237,987             $1,229,391            $1,005,811
Behavioral Value Fund       Fuller & Thaler Asset Management, Inc.        $  6,801             $   75,513            $  197,992
Special Small Cap Fund      Kestrel Investment Management Corp.           $113,040             $   52,672            $  244,429
REIT Fund                   Bay Isle Financial Corporation                $121,576             $  213,012            $  442,109
Small Cap Value Fund        J.L. Kaplan Associates, LLC                   $122,382             $  195,644            $  384,390
Hidden Value Fund           J.L. Kaplan Associates, LLC                   $ 15,159             $   21,292            $   33,312
Small Cap Growth Fund       Mazama Capital Management, Inc.                    -0-*                   -0-*           $  117,832
Merger & Acquisition Fund   J.L. Kaplan Associates, LLC                        -0-*                   -0-*           $    1,132
International Equity Fund   Nordea Securities, Inc.                       $ 17,728             $   70,306            $   59,497
International Small Cap
   Equity Fund              Nordea Securities, Inc.                       $ 27,080             $  110,603            $  128,518

--------------

* The Small Cap Growth Fund and the Merger & Acquisition Fund did not commence operations until October 2, 2000.

The sub-advisory fee payable by Undiscovered Managers relating to the Special Small Cap Fund varies depending on the Fund's investment performance. For a description of such fee rate, see "The Funds -- The Funds' Management" in the Prospectus.

Each Fund's advisory agreement and related sub-advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually
(i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, Undiscovered Managers or, in the case of the related sub-advisory agreement, the relevant sub-adviser, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a Fund's advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a sub-advisory agreement relating to a Fund must be approved by vote of a majority of the outstanding voting securities of such Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval, unless such approvals are no longer required by law.

Each Fund's advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding securities of the relevant Fund, upon sixty days' written notice, and by Undiscovered Managers upon ninety days' written notice, and shall automatically terminate in the event of its assignment. Each Fund's advisory agreement provides that Undiscovered Managers owns all rights to and control of the name "Undiscovered Managers," and each of the International Funds', the Small Cap Growth Fund's and the Merger & Acquisition Fund's advisory agreements also provide that Undiscovered Managers owns all rights to and control of the name "UM." Each Fund's advisory agreement will automatically terminate if the Trust or the relevant Fund shall at any time be required by Undiscovered Managers to eliminate all reference to the words "Undiscovered Managers" or the letters "UM," as applicable, in the name of the Trust or the relevant Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Undiscovered Managers, cast in person at a meeting called for the purpose of voting on such approval.

Each sub-advisory agreement relating to a Fund may be terminated without penalty by Undiscovered Managers, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, and each terminates automatically in the event of its assignment and upon termination of the related advisory agreement. Certain of the sub-advisory agreements relating to the Funds may be terminated by the relevant sub-adviser in certain circumstances.

Each Fund's advisory agreement and related sub-advisory agreement provides that Undiscovered Managers or the applicable sub-adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Trust has applied for an exemptive order from the Securities and Exchange Commission to permit Undiscovered Managers, subject to the approval of the Trust's Board of Trustees and certain other conditions, to enter into sub-advisory agreements with sub-advisers other than the current sub-adviser of any Fund and amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. See "The Funds -- The Funds' Management" in the Prospectus.

TRUST EXPENSES

The Trust pays the compensation of its Trustees who are not officers or employees of Undiscovered Managers; registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; 12b-1 fees; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and Trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses. 12b-1 fees with respect to a Fund, if any, are allocated only to that Fund's Investor Class shares. Certain other expenses relating to a particular class (such as class specific shareholders services fees) may be allocated solely to that class.

As described in the Prospectus, Undiscovered Managers has contractually agreed to reduce its management fees and pay the expenses of each Fund's Institutional Class and Investor Class shares in order to limit such classes' expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to the following annual percentage rates of their respective average daily net assets, subject to the obligation of each class of a Fund to repay Undiscovered Managers such class's deferred fees and expenses in future years, if any, when such class's expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) fall below the stated percentage rate, but only to the extent that such repayment would not cause such class's expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) in any such future year to exceed the stated percentage rate, and provided that such class is not obligated to repay any such deferred fees and expenses more than three years after the end of the fiscal year in which they were incurred (for expenses incurred prior to December 28, 1999, the Funds' repayment obligation extended until two years after the end of the fiscal year in which the expenses were incurred):

         FUND                                 INSTITUTIONAL CLASS          INVESTOR CLASS
         ----                                 -------------------          --------------
Behavioral Growth Fund                          1.30%                           1.65%
Behavioral Value Fund                           1.40%                           1.75%
Special Small Cap Fund                       0.55% plus the advisory             N/A*
                                             fee rate for the year
                                             in question
REIT Fund                                       1.40%                            N/A*
Small Cap Value Fund                            1.40%                           1.75%
Hidden Value Fund                               1.30%                            N/A*
Small Cap Growth Fund                           1.20%                           1.55%
Merger & Acquisition Fund                       1.30%                            N/A*
International Equity Fund                       1.45%                           1.80%
International Small Cap Equity Fund             1.60%                            N/A*

----------------
*   The Fund does not currently offer such class.

These agreements have a term ending on December 31, 2002 and are renewable year to year thereafter.

ADMINISTRATOR

Pursuant to an Administrative Services Agreement between the Trust and Undiscovered Managers, Undiscovered Managers has agreed to provide all administrative services to the Funds, including but not limited to corporate secretarial, treasury, blue sky and fund accounting services. For these services, each Fund pays Undiscovered Managers a monthly fee at the annual rate of 0.25% of such Fund's average net asset value. During the Trust's fiscal year ended August 31, 1999, August 31, 2000 and August 31, 2001, the following amounts were paid or payable by the Funds to Undiscovered Managers pursuant to the Administrative Services Agreement:

                                    ADMINISTRATION FEE          ADMINISTRATION FEE            ADMINISTRATION FEE
                                    FOR THE FISCAL YEAR         FOR THE FISCAL YEAR           FOR THE FISCAL YEAR
         FUND                      ENDED AUGUST 31, 1999      ENDED AUGUST 31, 2000          ENDED AUGUST 31, 2001
         ----                      ---------------------      ---------------------          ---------------------
Behavioral Growth Fund                    $99,161                    $519,561                        $420,686
Behavioral Value Fund                     $ 2,429                    $ 26,969                        $ 70,771
Special Small Cap Fund                    $39,702                    $ 45,236                        $ 49,723
REIT Fund                                 $43,420                    $ 76,076                        $157,949
Small Cap Value Fund                      $43,708                    $ 69,873                        $137,337
Hidden Value Fund                         $ 5,224                    $  8,872                        $ 13,906
Small Cap Growth Fund                         -0-*                        -0-*                       $ 49,184
Merger & Acquisition Fund                     -0-*                        -0-*                       $    472
International Equity Fund                 $ 7,387                    $ 29,294                        $ 24,804
International Small Cap Equity Fund       $ 8,463                    $ 34,564                        $ 40,188

------------------
* The Small Cap Growth Fund and the Merger & Acquisition Fund did not commence operations until October 2, 2000.

These amounts were subject to reduction and reimbursement under the expense deferral arrangements described above. Undiscovered Managers has entered into an agreement with PFPC Inc. to provide certain of the foregoing administrative services, at the expense of Undiscovered Managers.

DISTRIBUTOR

Since January 2, 2001, the Trust's shares have been sold on a continuous basis by the Trust's current distributor, PFPC Distributors, Inc. ("PFPC Distributors"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. Under the Distribution Agreement between the Trust and PFPC Distributors, PFPC Distributors is not obligated to sell any specific amount of shares of the Trust, but will use efforts deemed appropriate by it to solicit orders for the sale of the Trust's shares and to undertake such advertising and promotion as it believes reasonable in connection with such solicitation. From December 1, 1999 through January 1, 2001, Provident Distributors, Inc. ("Provident Distributors"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406 was the distributor to the Trust. Prior to December 1, 1999, First Data Distributors, Inc. ("First Data Distributors"), 4400 Computer Drive, Westborough, Massachusetts 01581 was the distributor to the Trust. During the fiscal years ended August 31, 1999 and August 31, 2000, First Data Distributors received the following underwriting commissions relating to the following Funds:

                                               UNDERWRITING COMMISSIONS                  UNDERWRITING COMMISSIONS
                                               FOR THE FISCAL YEAR ENDED                FOR THE FISCAL YEAR ENDED
         FUND                                      AUGUST 31 ,1999                            AUGUST 31, 2000
         ----                                  -------------------------                -------------------------
Behavioral Growth Fund                                   $1,814                                   $1,707
REIT Fund                                                $  195                                   $1,000
Small Cap Value Fund                                     $1,225                                   $  150

During the fiscal years ended August 31, 2000 and August 31, 2001, Provident Distributors received the following underwriting commissions relating to the following Funds:

                                      UNDERWRITING COMMISSIONS      UNDERWRITING COMMISSIONS
                                     FOR THE FISCAL YEAR ENDED      FOR THE FISCAL YEAR ENDED
         FUND                              AUGUST 31 ,2000               AUGUST 31, 2001
         ----                        -------------------------      -------------------------
Behavioral Growth Fund                       $21,533                        $1,333
REIT Fund                                    $ 1,340                        $1,005
Small Cap Value Fund                         $ 2,561                        $2,195
International Equity Fund                    $   817                        $   10

During the fiscal year ended August 31, 2001, PFPC Distributors received the following underwriting commissions relating to the following Funds:

                                            UNDERWRITING COMMISSIONS
                                            FOR THE FISCAL YEAR ENDED
         FUND                                     AUGUST 31, 2001
         ----                               -------------------------
Behavioral Growth Fund                               $1,732
REIT Fund                                            $  190
Small Cap Value Fund                                 $  228
International Equity Fund                            $    2

All of the underwriting commissions were based on sales of Class C shares of the Trust, which are no longer being offered by the Trust. None of the underwriting commissions listed above were retained by First Data Distributors, Provident Distributors or PFPC Distributors.

SERVICE AND DISTRIBUTION PLANS

As described in the Prospectus, the Trust has adopted, under Rule 12b-1 under the 1940 Act, a Service and Distribution Plan relating to its Investor Class shares (the "Service and Distribution Plan"). The Service and Distribution Plan permits the Trust to pay to the then current principal underwriter of the Trust or to one or more other persons or entities (which may but need not be affiliated with the Trust or any of its investment advisers or other service providers), pursuant to agreements executed on behalf of the Trust by one or more officers of the Trust or by the then current principal underwriter of the Trust, fees for services rendered and expenses borne in connection with the provision of certain services. The Service and Distribution Plan provides that such fees may be paid as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Investor Class shares of the Trust, (ii) providing services relating to the Investor Class shares of the Trust (which would be in addition to any general services provided to a Fund as a whole) and (iii) providing additional personal services to the Trust's Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts. On an annual basis, the aggregate amount of fees under the Service and Distribution Plan with respect to each Fund will not exceed 0.35% of the Fund's average daily net assets attributable to its Investor Class shares. The Service and Distribution Plan is of the type known as a "compensation" plan. This means that, although the Trustees of the Trust are expected to take into account the expenses of the then current principal underwriter of the Trust in their periodic review of the Service and Distribution Plan, the fees are payable to compensate such underwriter for services rendered even if the amount paid exceeds such underwriter's expenses.

The Service and Distribution Plan may be terminated at any time as to any Fund by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it, or by a vote of a majority of the outstanding Investor Class voting securities of that Fund (as defined in the 1940 Act). Any change in the Service and Distribution Plan that would materially increase the cost to the Investor Class shares of a Fund to which the Service and Distribution Plan relates requires approval by the Investor Class shareholders of that Fund. The Trustees of the Trust review at least quarterly a written report of such costs and the purposes for which such costs have been incurred. All material amendments to the Service and Distribution Plan require a vote of the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it, cast in person at a meeting called for such purpose. For so long as the Service and Distribution Plan is in effect, the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

The Service and Distribution Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it and (ii) by the vote of a majority of the entire Board of Trustees of the Trust, in each case cast in person at a meeting called for the purpose of voting on the continuance of the Service and Distribution Plan.

For the Trust's fiscal year ended August 31, 2001, the following Funds paid Provident Distributors (a former distributor of the Trust) and PFPC Distributors, collectively, the following amounts under the Service and Distribution Plan:

                                         AGGREGATE AMOUNT PAID DURING FISCAL
                  FUND                         YEAR ENDED AUGUST 31, 2001
                  ----                   -----------------------------------
         Behavioral Growth Fund                         $45,846
         REIT Fund*                                     $ 2,158
         Small Cap Value Fund                           $24,139
         Hidden Value Fund*                             $    75
         Behavioral Value Fund                              -0-**
         Small Cap Growth Fund                              -0-**
         International Equity Fund                          -0-**

* On December 13, 2000, the Hidden Value Fund ceased offering Investor Class shares, and on September 21, 2001 the REIT Fund ceased offering Investor Class shares.

** The Fund had not commenced investment operations of its Investor Class shares as of August 31, 2001.


The Trustees of the Trust believe that the Service and Distribution Plan will provide benefits to each Fund with Investor Class shares. The Trustees of the Trust believe that the Service and Distribution Plan is likely to result in greater sales and/or fewer redemptions of the Trust's Investor Class shares, and thus higher asset levels in the Funds with Investor Class shares, although it is impossible to know for certain the level of sales and redemptions of the Trust's Investor Class shares that would occur in the absence of the Service and Distribution Plan or under alternative distribution arrangements. The Trustees of the Trust believe that higher asset levels could benefit the Funds with Investor Class shares by reducing Fund expense ratios and/or by affording greater investment flexibility to such Funds.

In addition to the payments made to Provident Distributors and PFPC Distributors under the Service and Distribution Plan, which relates to the Trust's Investor Class shares, the following Funds paid Provident Distributors and PFPC Distributors, collectively, the following amounts under a separate Service and

Distribution Plan that relates to the Trust's Class C shares (which shares are no longer being offered by the Trust):

                                    AGGREGATE AMOUNT PAID DURING FISCAL
         FUND                           YEAR ENDED AUGUST 31, 2001
         ----                       ----------------------------------
Behavioral Growth Fund                          $21,959
REIT Fund                                       $ 4,517
Small Cap Value Fund                            $ 5,381
International Equity Fund                       $ 1,244

ADDITIONAL ARRANGEMENTS

CUSTODIAL ARRANGEMENTS. The Bank of New York, One Wall Street, New York, New York 10286, is the custodian for each Fund. The custodian holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, the custodian receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The custodian also maintains certain accounts and records of the Funds.

INDEPENDENT AUDITORS. The Trust's independent auditors are Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281. Deloitte & Touche LLP conducts an annual audit of the Trust's financial statements and consults with the Funds as to matters of accounting and federal and state income taxation.

TRANSFER AND DIVIDEND PAYING AGENT. PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, is the transfer and dividend paying agent of the Funds.

CODE OF ETHICS

The Trust, Undiscovered Managers, the sub-advisers of the Funds and PFPC Distributors have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions on stock exchanges and other agency transactions for the account of the Funds involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission, markup or markdown. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In addition to selecting portfolio investments for the Fund(s) it manages, each sub-adviser selects brokers or dealers to execute securities purchases and sales for the Fund's account. Each sub-adviser selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each sub-adviser uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and evaluates the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

A sub-adviser's receipt of research services from brokers may sometimes be a factor in its selection of a broker that it believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is in many cases not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the sub-adviser's expenses. Such services may be used by a sub-adviser in managing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, purchases of shares of a Fund by customers of broker-dealers may be considered as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

A sub-adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the sub-adviser an amount of commission for effecting a securities transaction for that Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. The sub-adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the sub-adviser's overall responsibilities to the Fund and its other clients. The sub-adviser's authority to cause a Fund to pay greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.

Portfolio transactions for the International Equity and International Small Cap Equity Funds may be effected by Nordea AB, which is an affiliate of Nordea Securities, Inc., the sub-adviser to such Funds and Nordea Investment Management North America, Inc., the sub-adviser to such Funds beginning January 1, 2002. As of August 31, 2001, the Trust had paid no brokerage commissions to Nordea AB.

Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of each sub-adviser, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

During the fiscal years ended August 31, 1999, August 31, 2000 and August 31, 2001, the Trust paid, on behalf of the following Funds, the aggregate amount of commissions set forth below:

                                                                                 COMMISSIONS
                                                                             ---------------------
                                                   FOR FISCAL YEAR             FOR FISCAL YEAR            FOR FISCAL YEAR
           FUND                                 ENDED AUGUST 31, 1999        ENDED AUGUST 31, 2000      ENDED AUGUST 31, 2001
           ----                                 ---------------------        ---------------------      ---------------------
Behavioral Growth Fund                                 $154,819                    $497,011                    $527,458
Behavioral Value Fund                                  $ 15,253                    $ 82,785                    $112,092
Special Small Cap Fund                                 $ 36,076                    $ 63,790                    $ 17,639
REIT Fund                                              $ 97,164                    $141,621                    $126,561
Small Cap Value Fund                                   $ 41,407                    $106,063                    $227,674
Hidden Value Fund                                      $  7,727                    $ 18,901                    $  9,306
Small Cap Growth Fund                                       -0-*                        -0-*                   $ 51,221
Merger &  Acquisition Fund                                  -0-*                        -0-*                   $  2,020
International Equity Fund                              $  8,540                    $ 45,766                    $ 18,782
International Small Cap Equity Fund                    $ 11,607                    $ 48,974                    $ 22,839

-------------------
* The Small Cap Growth Fund and the Merger & Acquisition Fund did not commence operations until October 2, 2000.


For each Fund that paid an aggregate dollar amount of commissions during the fiscal year ended August 31, 2001 that was materially different from the aggregate dollar amount of commissions paid by the Fund during the fiscal year ended August 31, 1999 and August 31, 2000, the principal reason for such difference was a change in the asset levels of the Fund.

During the fiscal year ended August 31, 2001, the sub-advisers to each of the following Funds directed brokerage transactions, in such aggregate amounts and for such aggregate commissions as are set forth below, for the purpose of obtaining research services:

                                              BROKERAGE                         RELATED
         FUND                                TRANSACTIONS                     COMMISSIONS
         ----                                ------------                    ------------
Behavioral Growth Fund                       $188,673,900                    $    265,187
Behavioral Value Fund                        $ 16,555,970                    $     58,759
Special Small Cap Fund                       $  5,174,495                    $     13,807
REIT Fund                                    $ 62,707,991                    $    114,069
Small Cap Value Fund                         $ 11,365,991                    $     29,590
Hidden Value Fund                            $  1,531,162                    $      2,964
Small Cap Growth Fund                        $  4,171,829                    $      9,235
Merger & Acquisition Fund                             -0-                             -0-

                                                    BROKERAGE                RELATED
                FUND                               TRANSACTIONS            COMMISSIONS
                ----                               ------------            -----------
International Equity Fund                              -0-                    -0-
International Small Cap Equity Fund                    -0-                    -0-

During the fiscal year-ended August 31, 2001, the International Equity Fund purchased securities of Credit Suisse Group, the parent company of Credit Suisse First Boston, and ING Group N.V., the parent company of ING BARING SEC London, firms that are regularly used for the Fund's trading. As of August 31, 2001, the Fund no longer held either security.


                            DESCRIPTION OF THE TRUST

As stated previously, the Trust was organized as a Massachusetts business trust by the Declaration of Trust dated September 29, 1997. The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each investment portfolio of the Trust (a "series"). The Trust currently has ten series, which are the Funds. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. Shares are freely transferable, are not convertible and may be redeemed in accordance with the terms and provisions in the Prospectus. The Declaration of Trust permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various classes of shares with such preferences and other rights as the Trustees may designate. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust. Shareholders' investments in such an additional portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust or any Fund upon written notice to the shareholders. Pursuant to such right, the Trustees terminated three of the Trust's series during the Trust's last fiscal year--Undiscovered Managers All Cap Value Fund, Undiscovered Managers Core Equity Fund and Undiscovered Managers Behavioral Long/Short Fund.

Currently, the Funds offer the following classes of shares:

FUND                                         INSTITUTIONAL CLASS           INVESTOR CLASS
----                                         -------------------           --------------
Behavioral Growth Fund                               X                          X
Behavioral Value Fund                                X                          X
Special Small Cap Fund                               X
REIT Fund                                            X
Small Cap Value Fund                                 X                          X

FUND                                         INSTITUTIONAL CLASS           INVESTOR CLASS
----                                         -------------------           --------------
Hidden Value Fund                                    X
Small Cap Growth Fund                                X                           X
Merger & Acquisition Fund                            X
International Equity Fund                            X                           X
International Small Cap Equity Fund                  X

In general, expenses of each Fund are borne by all the shares in such Fund, regardless of class, on a pro rata basis relative to the net assets of each class. Fees under a 12b-1 plan with respect to a Fund, if any, however, are allocated only to that Fund's Investor Class shares. Certain other expenses relating to a particular class (such as class-specific shareholder services fees) may be allocated solely to that class.

The assets received by any class of the Funds for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class. The underlying assets of any class of the Funds are segregated and are charged with the expenses with respect to that class and with a share of the general expenses of the corresponding Fund. Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of such Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all classes of the Funds.

VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote. Consistent with the current position of the Securities and Exchange Commission, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and sub-advisory agreements relating to that series.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

Upon written request by 10 shareholders of record, who have been such for at least six months preceding the date of such request and who hold shares in the aggregate having a net asset value of at least one percent (1%) of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value).

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees relating to the Fund. The Declaration of Trust provides for indemnification out of assets of a Fund or assets attributable to the particular class of a Fund for all loss and expense of any shareholder held personally liable for the obligations of such Fund or such class. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person is found after final adjudication in an action, suit or proceeding not to have acted in good faith in the reasonable belief that such action was in the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

HOW TO BUY SHARES

Subject to minimum initial investment requirements and certain other conditions, an investor may make an initial purchase of shares of any class of shares of any Fund by submitting a completed application form and payment to:

         Undiscovered Managers Funds
         4400 Computer Drive
         P.O. Box 5181
         Westborough, MA 01581-5181

The procedures for purchasing shares of any class of any Fund are summarized in "Your Investment -- Buying Shares" in the Prospectus. The Prospectus also explains total offering price of the relevant class of shares, any applicable 12b-1 fee and, for the International Small Cap Equity Fund, any redemption fee.

As described in the Prospectus, shares of any Fund may be purchased by exchanging securities on deposit with a custodian acceptable to Undiscovered Managers. Such a purchase is subject in each case to the determination by Undiscovered Managers that the securities to be exchanged are acceptable for purchase by the Fund. In all cases, Undiscovered Managers reserves the right to reject any securities that are proposed for exchange. Securities accepted by Undiscovered Managers in exchange for Fund shares will be valued in the same manner as the Fund's assets as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. Generally, a gain or loss for federal income tax purposes would be realized upon the exchange of securities by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. See "Income Dividends, Capital Gain Distributions and Tax Status" below for a discussion of tax considerations relating to the sale or exchange of securities.

Undiscovered Managers will not approve the acceptance of securities in exchange for shares of any Fund unless (1) Undiscovered Managers and the applicable sub-adviser in their discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended, or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of a Fund's shares may purchase additional shares of that Fund by an exchange of securities.

OFFERING PRICE

The public offering price of a class of shares of a Fund is the net asset value of such class. On each purchase of shares, the net asset value is invested in the applicable Fund. Shares are purchased at the public offering price next determined after PFPC Inc. or another agent or sub-agent of the Fund receives the investor's order in proper form. If PFPC Inc. or another agent or sub-agent of the Fund receives an order in proper form before the close of regular trading on the New York Stock Exchange (the "NYSE"), the investor will pay or receive that day's net asset value. If PFPC Inc. or another agent or sub-agent of the Fund receives an order in proper form after the close of regular trading on the NYSE, the investor will pay or receive the next day's net asset value.

SHAREHOLDER SERVICES

OPEN ACCOUNTS

A shareholder's investment in any Fund is automatically credited to an open account maintained for the shareholder by PFPC Inc. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year PFPC Inc. will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. Shareholders will be charged a fee for duplicate information. The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

SYSTEMATIC WITHDRAWAL PLAN

A Systematic Withdrawal Plan, referred to in the Prospectus under "Your Investment -- General Shareholder Services," provides for monthly, quarterly, semiannual or annual withdrawal payments of $1,000 or more from the account of a shareholder provided that the account has a value of at least $25,000 at the time the plan is established. The proceeds from any such withdrawal shall equal the amount redeemed less any applicable redemption fee.

Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a medallion signature guarantee will be required on the Plan application. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of regular trading on the NYSE on the record date for the dividend or distribution.

Since withdrawal payments represent proceeds from liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Trust makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Additional Purchase and Redemption Information -- Redemptions" and "Income Dividends, Capital Gain Distributions and Tax Status" below for certain information as to federal income taxes.

EXCHANGE PRIVILEGE

Shareholders may redeem their shares of any Fund, subject to any applicable redemption fees, and have the proceeds applied on the same day to purchase the same class of shares of any other Fund. For Funds that impose a redemption fee, the exchange will be treated as a redemption and the redemption fee will apply. The value of shares exchanged must be at least $1,000, and all exchanges are subject to the minimum investment requirement of the Fund into which the exchange is being made. This option is summarized in the Prospectus under "Your Investment -- General Shareholder Services."

Exchanges may be effected by (1) making a telephone request by calling 1-800-667-1224, provided that a special authorization form is on file with PFPC Inc., or (2) sending a written exchange request to PFPC Inc.

accompanied by an account application for the appropriate Fund. The Trust reserves the right to modify this exchange privilege without prior notice.

An exchange constitutes a sale of the shares for federal income tax purposes on which the investor may realize a capital gain or loss.

IRAs

Under "Your Investment -- General Shareholder Services," the Prospectus refers to IRAs established under a prototype plan made available by the Trust's distributor. These plans may be funded with shares of any Fund. All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Trust's distributor.

Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

REDEMPTIONS

The procedures for redemption of shares of any class of any Fund are summarized in the Prospectus under "Your Investment -- Selling Shares." Except as noted below, signatures on redemption requests must be guaranteed by a medallion signature guarantor. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Signature guarantees by notaries public are not acceptable. However, as noted in the Prospectus, a medallion signature guarantee will not be required if the proceeds of the redemption do not exceed $50,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

If a shareholder selects the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by making a telephone call directly to PFPC Inc., the Funds' transfer agent, at 1-800-667-1224. When a telephonic redemption request is received, the proceeds are wired to the bank account previously chosen by the shareholder and a nominal wire fee (currently $5.00) is deducted. Telephonic redemption requests must be received by PFPC Inc. prior to the close of regular trading on the NYSE on a day when the NYSE is open for business. Requests made after that time or on a day when the NYSE is not open for business cannot be accepted by PFPC Inc. and a new request will be necessary.

In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form available from PFPC Inc. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to PFPC Inc. a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Trust, PFPC Inc., the Trust's distributor, Undiscovered Managers and the sub-advisers are not responsible for the authenticity of withdrawal instructions received by telephone. In the event that reasonable procedures are not followed in the verification of withdrawal instructions, the foregoing parties may be liable for any losses due to unauthorized instructions.

The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by PFPC Inc. or an approved broker-dealer or its authorized designee in proper form, less any applicable redemption fee. Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind if the Board of Trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Trust at the beginning of such period.

A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."


                                 NET ASSET VALUE

As indicated in the Prospectus, the net asset value of each Fund is determined and the shares of each Fund are priced as of the earlier of 4:00 p.m., Eastern Time, or the close of regular trading on the NYSE, on each Business Day. A "Business Day" is any day the NYSE is open for regular business. Currently the NYSE is closed in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Valuations of securities purchased by the Funds are supplied by independent pricing services used by PFPC Inc., as sub-administrator. Equity securities which are listed or admitted to trading on a national securities exchange or other market trading system which reports actual transaction prices on a contemporaneous basis will be valued at the last sales price on the exchange on which the security is principally traded. Equity securities for which there is no sale on that day and equity securities traded only in the over-the-counter market will be valued at their closing bid prices obtained from one or more dealers making markets for such securities or, if market quotations are not readily available, at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the NYSE. Occasionally, events affecting the value of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the NYSE. If events materially affecting the value of any Fund's portfolio securities of non-U.S. issuers occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Board of Trustees.

           INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

TAXATION OF THE FUNDS

As described in the Prospectus under "Dividends, Distributions and Taxes" it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute at least annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

Income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to PFPC Inc. In order for a change to be in effect for any dividend or distribution, it must be received by PFPC Inc. on or before the record date for such dividend or distribution.

As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code and to qualify for the special tax treatment accorded regulated investment companies and their shareholders. In order so to qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) at the end of each quarter maintain at least 50% of the value of its total assets in cash, cash items (including receivables), government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

If it qualifies for treatment as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. If the Fund does not qualify for taxation as a regulated investment company that is accorded special tax treatment for any taxable year, the Fund will be subject to federal income taxes on its taxable income at corporate rates, and all distributions from earnings and profits, including distributions of net exempt-interest income and net capital gain, will also be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is an amount at least equal to the sum of 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

FUND DISTRIBUTIONS

Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) on securities held for more than 12 months will be taxable as such, regardless of how long a shareholder has held shares in a Fund.

RETURN OF CAPITAL DISTRIBUTIONS

If a Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's basis in his/her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in his/her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his/her shares.

CAPITAL LOSS CARRYOVER

A Fund's capital losses in excess of capital gains in any year will be carried forward and available in the next several years to reduce capital gains otherwise distributable (and taxable) to shareholders. The amounts and expiration dates of any capital loss carryovers available to a Fund are shown in the notes to the financial statements incorporated by reference into this SAI.

SALE, REDEMPTION OR EXCHANGE OF FUND SHARES

In general, sales, redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. If shares have been held for one year or less, the gain or loss on the sale, redemption or exchange of such shares will be treated as short-term capital gain or loss. For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years will be 8% and 18% (rather than 10% and 20%). The 18% rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.

In general, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

FOREIGN SECURITIES AND RELATED HEDGING TRANSACTIONS

Dividends and certain interest income earned by each of the International Funds and the Merger & Acquisition Fund from foreign securities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, such Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that each of the International Funds will make this election in certain years. The remaining Funds do not expect to be eligible to make this election. If a Fund makes the election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them) and shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may be able to claim a foreign tax credit or deduction (but not both). A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by such Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Each of the International Funds' transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of each such Fund's distributions to constitute a return of capital for tax purposes or require such Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment by either International Fund or the Merger & Acquisition Fund in "passive foreign investment companies" could subject such Fund to a U.S. federal income tax or other charge on distributions received from the company or on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund." The mark-to-market and qualified electing fund elections may have the effect of accelerating the recognition of income (without the receipt for cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement.

A "passive foreign investment company" is any foreign corporation (i) 75% or more of the income of which for the taxable year is passive income or (ii) at least 50% of the assets of which (generally by value, but by adjusted tax basis in certain cases), on average, produce or are held for the production of passive income. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

Dividends and distributions also may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and foreign taxes.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).


BACK UP WITHHOLDING

The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the proceeds of share sales, redemptions, or exchanges and the taxable dividends and other distributions paid to any individual shareholder who provides an incorrect or no taxpayer identification number (TIN), or who has under-reported income in the past, or who fails to certify to the applicable Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be (i) 30.5% for amounts paid after August 6, 2001 through the end of 2001, (ii) 30% for amounts paid during 2002 and 2003, (iii) 29% for amounts paid during 2004 and 2005, and
(iv) 28% for amounts paid during 2006 through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.


The Internal Revenue Service revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules discussed above. The new regulations are generally effective for payments made after December 31, 2000. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisers with respect to the potential application of these new regulations.


                           CALCULATION OF TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN

Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class for periods of one, five, and ten years (or for such shorter periods as shares of the Fund or class have been offered), calculated pursuant to the following formula: P (1 + T) [n exponent]= ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment, (ii) any deferred sales load will be deducted at the times, in the amounts and under the terms disclosed in the Prospectus and (iii) all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The ending redeemable value is also determined by assuming a complete redemption at the end of the relevant periods and the deduction at the end of such periods of all non-recurring charges that would be imposed by the relevant fund. Quotations of total return may also be shown for other periods and without the deduction of front-end or contingent deferred sales charges. Aggregate total return may also be shown and is calculated in a similar manner, except that the results are not annualized. A Fund may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

The table below sets forth the average annual total return of the Institutional Class shares and Investor Class shares of each Fund for the time periods listed below, each ending on August 31, 2001:

                               INSTITUTIONAL CLASS

                                               ONE YEAR    SINCE INCEPTION   INCEPTION DATE
                                               --------    ---------------   --------------
Behavioral Growth Fund                         (49.63)%         5.69%           12/31/97
Behavioral Value Fund                            7.03%         23.50%           12/28/98
Special Small Cap Fund                          15.43%          7.43%           12/30/97
REIT Fund                                       19.83%          7.17%           01/01/98
Small Cap Value Fund                            24.37%         12.04%           12/30/97
Hidden Value Fund                               10.99%          4.98%           12/31/97
Small Cap Growth Fund                              --*        (31.12)%          10/02/00
Merger & Acquisition Fund                          --*          7.46%           10/02/00
International Equity Fund                      (31.20)%        (0.10)%          12/30/98
International Small Cap Equity Fund            (44.94)%         1.64%           12/30/98

                                 INVESTOR CLASS

                                     ONE YEAR    SINCE INCEPTION    INCEPTION DATE
                                     --------    ---------------    --------------
Behavioral Growth Fund               (49.82)%          0.91%          07/31/98
Behavioral Value Fund                    --              --                 **
Small Cap Value Fund                  23.94%          11.45%          07/31/98
Small Cap Growth Fund                    --              --                 **
International Equity Fund                --              --                 **

----------

* As of August 31, 2001, the Fund had not completed a full year of investment operations.

** As of the date of this Statement of Additional Information, the Fund has not commenced investment operations of its Investor Class shares.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

Quotations of average annual total return (after taxes on distributions) for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class for periods of one, five, and ten years (or for such shorter periods as shares of the Fund or class have been offered), calculated pursuant to the following formula: P (1 + T) [n exponent] = ATV(D) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distribution), n = the number of years, and ATV(D) = the ending value of a hypothetical $1,000 payment made at the beginning of the period, after taxes on fund distributions but not after taxes on redemption. Except as noted below, all after-tax total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment, (ii) any deferred sales load will be deducted at the times, in the amounts and under the terms disclosed in the Prospectus and (iii) all dividends and distributions by the Fund, less the taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period.

The calculations below reflect the taxable amount and tax character of each distribution by a Fund as specified by the Fund on each dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact a distribution would have on an individual taxpayer on the reinvestment date. For example, it is assumed that no taxes are due on the portion of any distribution that would not result in federal income tax on an individual. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. Calculations reflect taxes due using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The required tax rates may vary over the measurement period. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum tax.

The calculations below include all recurring fees charged to all shareholder accounts. For any fees that vary with the size of the account, an account size equal to the Fund's mean (or median) account size is assumed. It is assumed that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Any recurring fees charged to shareholder accounts that are paid other than by redemption of the Fund's shares are reflected as appropriate.

The ending redeemable value is determined by assuming a complete redemption at the end of the relevant periods and the deduction at the end of such periods of all non-recurring charges that would be imposed by the relevant Fund. It is assumed that such a redemption has no tax consequences. Quotations of after-tax total return may also be shown for other periods and without the deduction of front-end or contingent deferred sales charges. Aggregate after-tax total return for periods of more than one year may also be shown and is calculated in a similar manner, except that the results are not annualized. A Fund may also, with respect to certain periods of less than one year, provide total after-tax return information for that period that is unannualized. Any such information would be accompanied by standardized total after-tax return information. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

The table below sets forth the average annual total return (after taxes on distributions) of the Institutional Class shares and Investor Class shares of each Fund for the time periods listed below, each ending on August 31, 2001:

                               INSTITUTIONAL CLASS

                                               ONE YEAR   SINCE INCEPTION     INCEPTION DATE
                                               --------   ---------------     --------------
Behavioral Growth Fund                         (50.18)%          5.37%           12/31/97
Behavioral Value Fund                            7.03%          22.72%           12/28/98
Special Small Cap Fund                          13.82%           7.02%           12/30/97
REIT Fund                                       18.43%           5.97%           01/01/98
Small Cap Value Fund                            22.82%          11.50%           12/30/97
Hidden Value Fund                                9.31%           3.78%           12/31/97
Small Cap Growth Fund                              --*         (31.12)%          10/02/00
Merger & Acquisition Fund                          --*           7.36%           10/02/00
International Equity Fund                      (32.30)%         (0.90)%          12/30/98
International Small Cap Equity Fund            (46.01)%          0.73%           12/30/98

                                 INVESTOR CLASS

                                    ONE YEAR     SINCE INCEPTION   INCEPTION DATE
                                    --------     ---------------   --------------
Behavioral Growth Fund               (50.37)%         0.55%          07/31/98
Behavioral Value Fund                    --             --                 **
Small Cap Value Fund                  22.39%         10.81%          07/31/98
Small Cap Growth Fund                    --             --                 **
International Equity Fund                --             --                 **

----------

* As of August 31, 2001, the Fund had not completed a full year of investment operations.

** As of the date of this Statement of Additional Information, the Fund has not commenced investment operations of its Investor Class shares.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS)

Quotations of average annual total return (after taxes on distributions and redemptions) for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class for periods of one, five, and ten years (or for such shorter periods as shares of the Fund or class have been offered), calculated pursuant to the following formula: P (1 + T) [n exponent] = ATV(DR) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions and redemption), n = the number of years, and ATV(DR) = the ending value of a hypothetical $1,000 payment made at the beginning of the period, after taxes on fund distributions and redemption. Except as noted below, all after-tax total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment, (ii) any deferred sales load will be deducted at the times, in the amounts and under the terms disclosed in the Prospectus and (iii) all dividends and distributions by the Fund, less the taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period.

The calculations below reflect the taxable amount and tax character of each distribution by a Fund as specified by the Fund on each dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact a distribution would have on an individual taxpayer on the reinvestment date. For example, it is assumed that no taxes are due on the portion of any distribution that would not result in federal income tax on an individual. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. Calculations reflect taxes due using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The required tax rates may vary over the measurement period. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum tax.

The calculations below include all recurring fees charged to all shareholder accounts. For any fees that vary with the size of the account, an account size equal to the Fund's mean (or median) account size is assumed. It is assumed that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Any recurring fees charged to shareholder accounts that are paid other than by redemption of the Fund's shares are reflected as appropriate.

The ending redeemable value is determined by assuming a complete redemption at the end of the relevant periods and the deduction at the end of such periods of all non-recurring charges that would be imposed by the relevant Fund. It is assumed that such a redemption has no tax consequences.

Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges as specified above). The basis of shares acquired through the hypothetical $1,000 initial investment and each subsequent purchase through reinvested distributions, as well as the amount and character of capital gain or loss upon redemption, are tracked separately. In determining the basis for a reinvested distribution, the distribution net of taxes assumed paid from the distribution is included, but is not net of any sales loads imposed upon reinvestment. The tax basis is adjusted for any distributions representing returns of capital and any other tax adjustments that apply to an individual taxpayer as permitted by applicable federal tax law. The tax character of a distribution is determined by the length of the measurement period in the case of the $1,000 initial investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date an in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law is used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as to determine the tax character of any resulting gains or losses. For the purposes of these calculations, it is assumed that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Quotations of after-tax total return may also be shown for other periods and without the deduction of front-end or contingent deferred sales charges. Aggregate after-tax total return for periods of more than one year may also be shown and is calculated in a similar manner, except that the results are not annualized. A Fund may also, with respect to certain periods of less than one year, provide total after-tax return information for that period that is unannualized. Any such information would be accompanied by standardized total after-tax return information. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

The table below sets forth the average annual total return (after taxes on distributions and redemption) of the Institutional Class shares and Investor Class shares of each Fund for the time periods listed below, each ending on August 31, 2001:

                               INSTITUTIONAL CLASS

                                               ONE YEAR     SINCE INCEPTION     INCEPTION DATE
                                               --------     ---------------     --------------
Behavioral Growth Fund                         (29.39)%            4.71%           12/31/97
Behavioral Value Fund                            4.28%            18.94%           12/28/98
Special Small Cap Fund                          10.34%             5.93%           12/30/97
REIT Fund                                       11.97%             5.11%           01/01/98
Small Cap Value Fund                            15.43%             9.67%           12/30/97
Hidden Value Fund                                6.70%             3.40%           12/31/97
Small Cap Growth Fund                              --*           (18.95)%          10/02/00
Merger & Acquisition Fund                          --*             4.54%           10/02/00
International Equity Fund                      (17.45)%            0.12%           12/30/98
International Small Cap Equity Fund            (26.94)%            1.14%           12/30/98

                                 INVESTOR CLASS

                                     ONE YEAR        SINCE INCEPTION    INCEPTION DATE
                                     --------        ---------------    --------------
Behavioral Growth Fund               (29.50)%              0.93%          07/31/98
Behavioral Value Fund                    --                  --                 **
Small Cap Value Fund                  15.17%               9.09%          07/31/98
Small Cap Growth Fund                    --                  --                 **
International Equity Fund                --                  --                 **

----------

* As of August 31, 2001, the Fund had not completed a full year of investment operations.

** As of the date of this Statement of Additional Information, the Fund has not commenced investment operations of its Investor Class shares.


                             PERFORMANCE COMPARISONS

TOTAL RETURN. Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each Fund may from time to time also include in advertisements or information furnished to present or prospective shareholders
(i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

LIPPER ANALYTICAL SERVICES, INC. ("Lipper") distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. The rankings do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

MICROPAL, INC. ("Micropal") distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.

MORNINGSTAR, INC. ("Morningstar") distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

CDA/WIESENBERGER'S MANAGEMENT RESULTS ("Wiesenberger") publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Wiesenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Wiesenberger rankings do not reflect deduction of sales charges or fees.

As is discussed in greater detail below, performance information may also be used to compare the performance of the Funds to certain widely acknowledged standards or indices for stock market performance, such as those listed below.

CONSUMER PRICE INDEX. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

DOW JONES INDUSTRIAL AVERAGE. The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the NYSE.

MORGAN STANLEY REIT INDEX. The Morgan Stanley REIT Index is a market capitalization weighted total return index of 129 REITs which exceed certain minimum liquidity criteria concerning market capitalization, shares outstanding, trading volume and per share market price.

MSCI EAFE INDEX. The MSCI EAFE Index contains over 1000 stocks from 20 different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.

MSCI EAFE EX-JAPAN INDEX. The MSCI EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

MSCI EAFE SMALL CAP INDEX. The MSCI EAFE Small Cap Index contains over 1200 stocks of companies that (i) have market capitalizations of between $200 million and $800 million and (ii) are from any of 20 different countries with Japan, United Kingdom, France and Germany being the most heavily weighted.

NAREIT EQUITY INDEX. The NAREIT Equity Index consists of all tax-qualified equity REITs listed on the NYSE, American Stock Exchange and NASDAQ National Market System.

RUSSELL MIDCAP INDEX. The Russell Midcap Index is comprised of the 800 smallest of the 1000 largest U.S.-domiciled companies, ranked by market capitalization.

RUSSELL MIDCAP VALUE INDEX. The Russell Midcap Value Index is comprised of those companies within the 800 smallest of the 1000 largest U.S.-domiciled companies, with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 1000 INDEX. The Russell 1000 Index is comprised of the 1000 largest U.S.-domiciled companies, ranked by market capitalization.

RUSSELL 1000 VALUE INDEX. The Russell 1000 Value Index is comprised of those companies within the 1000 largest U.S.-domiciled companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000 INDEX. The Russell 2000 Index is comprised of the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization.

RUSSELL 2000 VALUE INDEX. The Russell 2000 Value Index is comprised of those companies within the 2000 smallest of the 3000 largest U.S.-domiciled companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500 INDEX. The Russell 2500 Index is comprised of the 2500 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization.

RUSSELL 2500 GROWTH INDEX. The Russell 2500 Growth Index is comprised of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled companies with higher price-to-book ratios and higher forecasted growth values.

SALOMON SMITH BARNEY WORLD EX. US EXTENDED MARKET INDEX GROWTH INDEX. This index comprises all growth companies that are in the lowest 20%, ranked by available or adjusted market value, of the companies included in the SSB World Equity Index, other than U.S.-domiciled companies. The SSB World Equity Index includes all listed shares of companies with available equity capitalization or float of at least the local equivalent of US$100 million in 23 Developed World countries. The index measures growth based on five-year historical EPS growth rate, five-year historical sales per share growth rate, and five-year average internal growth rate.

STANDARD & POOR'S/BARRA GROWTH INDEX. The Standard & Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

STANDARD & POOR'S/BARRA VALUE INDEX. The Standard & Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (the "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the NYSE. The S&P 500 is the most common index for the overall U.S. stock market.

WILSHIRE REAL ESTATE SECURITIES INDEX. The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities (such as REITs, real estate operating companies and partnerships) which satisfy certain minimum requirements in book value, market capitalization, percentage of revenue generated from ownership and operation of real estate assets and liquidity.

Performance information about the Funds will be provided in the Funds' annual reports to shareholders, which will be available upon request and without charge. In addition, from time to time, articles about the Funds regarding performance, rankings and other characteristics of the Funds may appear in publications including, but not limited to, the publications included in Appendix A. In particular, the performance of the Funds may be compared in some or all of these publications to the performance of various indices and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Such publications may also publish their own rankings or performance reviews of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of the sub-advisers who have portfolio management responsibility may also be used in the Funds' promotional literature. For additional information about the Funds' advertising and promotional literature, see Appendix B.


                              FINANCIAL STATEMENTS

The Trust's audited financial statements and accompanying notes for the fiscal year ended August 31, 2001, included in the Trust's Annual Report to Shareholders and the report of Deloitte & Touche LLP, independent auditors, appearing in such Annual Report, are hereby incorporated by reference in this SAI and are so incorporated by reference in reliance upon the authority of Deloitte & Touche LLP as experts in accounting and auditing. A copy of the Trust's Annual Report to Shareholders is available without charge upon request from Undiscovered Managers, LLC, Plaza of the Americas, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201 or by calling toll free 1-888-242-3514.

                                   APPENDIX A

                 PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION


ABC and affiliates                          Financial Planning on Wall Street
Adam Smith's Money World                    Financial Research Corp.
America On Line                             Financial Services Week
Anchorage Daily News                        Financial World
Atlanta Journal-Constitution                Fitch Insights
Arizona Republic                            Forbes
Austin American Statesman                   Fort Lauderdale Sun Sentinel
Baltimore Sun                               Fort Worth Star-Telegram
Bank Investment Marketing                   Fortune
Barron's                                    Fox Network and affiliates
Bergen County Record (NJ)                   Fund Action
Bloomberg Business News                     Fund Decoder
Bloomberg Wealth Manager                    Global Finance
Bond Buyer                                  (The) Guarantor
Boston Business Journal                     Hartford Courant
Boston Globe                                Houston Chronicle
Boston Herald                               INC
Broker World                                Indianapolis Star
Business Radio Network                      Individual Investor
Business Week                               Institutional Investor
CBS and affiliates                          International Herald Tribune
CDA Investment Technologies                 Internet
CFO                                         Investment Advisor
Changing Times                              Investment Company Institute
Chicago Sun Times                           Investment Dealers Digest
Chicago Tribune                             Investment Profiles
Christian Science Monitor                   Investment Vision
Christian Science Monitor News Service      Investor's Business Daily
Cincinnati Enquirer                         IRA Reporter
Cincinnati Post                             Journal of Commerce
CNBC                                        Kansas City Star
CNN                                         KCMO (Kansas City)
Columbus Dispatch                           KOA-AM (Denver)
CompuServe                                  LA Times
Dallas Business Journal                     Leckey, Andrew (syndicated column)
Dallas Morning News                         Lear's
Denver Post                                 Life Association News
Des Moines Register                         Lifetime Channel
Detroit Free Press                          Miami Herald
Donoghues Money Fund Report                 Milwaukee Sentinel
Dorman, Dan (syndicated column)             Money Magazine
Dow Jones News Service                      Money Maker
Economist                                   Money Management Letter
FACS of the Week                            Morningstar
Fee Adviser                                 Mutual Fund Market News
Financial News Network                      Mutual Funds Magazine
Financial Planning                          National Public Radio

National Underwriter                        Wall Street Letter
NBC and affiliates                          Wall Street Week
New England Business                        Washington Post
New England Cable News                      WBZ
New Orleans Times-Picayune                  WBZ-TV
New York Daily News                         WCVB-TV
New York Times                              WEEI
Newark Star Ledger                          WHDH
Newsday                                     Worcester Telegram
Newsweek                                    World Wide Web
Nightly Business Report                     Worth Magazine
Orange County Register                      WRKO
Orlando Sentinel
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury News
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UPI
US News and World Report
USA Today
USA TV Network
Value Line
Wall Street Journal

                                   APPENDIX B

                     ADVERTISING AND PROMOTIONAL LITERATURE

Undiscovered Managers Funds' advertising and promotional material may include, but is not limited to, discussions of the following information:

o Undiscovered Managers Funds' participation in wrap fee and no transaction fee programs

o Characteristics of the various sub-advisers, including the locations of offices, investment practices and clients

o Specific and general investment philosophies, strategies, processes and techniques

o Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

o        Industry conferences at which the various sub-advisers participate

o Current capitalization, levels of profitability and other financial information

o Identification of portfolio managers, researchers, economists, principals and other staff members and employees

o The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

o Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans

o        Current and historical statistics relating to:

         --       total dollar amount of assets managed

         -- Undiscovered Managers Funds' assets managed in total and by series

         --       the growth of assets

         --       asset types managed

References may be included in Undiscovered Managers Funds' advertising and promotional literature about 401(k) and retirement plans that offer the Trust's series. The information may include, but is not limited to:

o Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Undiscovered Managers Funds may or may not have a relationship.

o Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Trust's series as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations and publications.


                                      B-1